SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) December 28, 1998

                       GE CAPITAL MORTGAGE SERVICES, INC.
                    (as Seller and Servicer under Pooling and
                   Servicing Agreements each providing for the
           issuance of a Series of Mortgage Pass-Through Certificates)

                       GE Capital Mortgage Services, Inc.
                       ----------------------------------
              (formerly known as Travelers Mortgage Services, Inc.)
             (Exact name of registrant as specified in its charter)

          New Jersey            33-5042            21-0627285
          ----------            -------            ----------
       (State or Other        (Commission        (I.R.S. Employer
       Jurisdiction of        File Number)       Identification No.)
        Incorporation)

                  Three Executive Campus
                  Cherry Hill, New Jersey           08002
                  -----------------------           -----
                  (Address of Principal           (Zip Code)
                  Executive Offices)

                    Registrant's telephone number, including
                            area code (609) 661-6100

Item 5.  Other Events
-------  ------------

     On December 28, 1998 GE Capital Mortgage Services, Inc. ("GECMSI") passed through to Certificateholders of Mortgage Pass-Through Certificates principal and interest payments as required for the various Series of Mortgage Pass-Through Certificates listed below and as detailed in Item 7, Financial Statements, Pro Forma Financial Information and Exhibits, of this Report.

Series                          Distribution on Series
------                          ----------------------
Series 1998-01                       $6,804,988.60
Series 1998-02                      $14,665,305.19
Series 1998-03                       $9,465,354.48
Series 1998-04                      $18,275,146.69
Series 1998-HE1                      $4,099,558.02
Series 1998-HE2                      $4,781,579.87
Series 1998-05                      $13,183,845.51
Series 1998-6A                       $3,935,066.47
Series 1998-6B                       $8,657,254.84
Series 1998-07                       $4,247,244.36
Series 1998-08A                     $15,330,230.00
Series 1998-08B                      $2,860,083.82
Series 1998-09                      $15,803,874.85
Series 1998-10A                      $9,601,319.67
Series 1998-10B                      $2,997,958.98
Series 1998-11A                     $10,301,220.81
Series 1998-11B                      $5,505,858.90
Series 1998-11C                      $3,460,176.09
Series 1998-12A                      $5,513,437.34
Series 1998-12-B                     $5,130,027.73
Series 1998-12C                      $2,981,878.70
Series 1998-12D                      $3,969,116.40
Series 1998-13                      $18,653,207.47
Series 1998-14                       $9,433,567.88
Series 1998-15                      $13,085,947.74
Series 1998-16                       $3,705,710.04
Series 1998-17                       $9,240,930.68
Series 1998-18                       $3,282,708.50
Series 1998-19                       $7,514,611.50
Series 1998-20                       $8,475,320.80
Series 1998-21                       $7,130,778.74
Series 1998-22                       $3,565,648.00
Series 1998-23                       $6,202,948.44
Series 1998-24                      $18,636,106.81

Item 7.  Financial Statements and Exhibits
-------  ---------------------------------

     Attached as Exhibits to Item 7 are the "Servicer's Certificate" and the "Distribution Date Statement" filed as part of this Report.

  Series                       Exhibit No.          Description
  ------                       -----------          -----------
Series 1998-01                     99.1        Servicer's Certificate
                                   99.2        Distribution Date Statment
Series 1998-02                     99.3        Servicer's Certificate
                                   99.4        Distribution Date Statment
Series 1998-03                     99.5        Servicer's Certificate
                                   99.6        Distribution Date Statment
Series 1998-04                     99.7        Servicer's Certificate
                                   99.8        Distribution Date Statment
Series 1998-HE1                    99.9        Servicer's Certificate
                                  99.10        Distribution Date Statement
Series 1998-05                    99.11        Servicer's Certificate
                                  99.12        Distribution Date Statment
Series 1998-6A                    99.13        Servicer's Certificate
                                  99.14        Distribution Date Statment
Series 1998-6B                    99.15        Servicer's Certificate
                                  99.16        Distribution Date Statment
Series 1998-07                    99.17        Servicer's Certificate
                                  99.18        Distribution Date Statment
Series 1998-08A                   99.19        Servicer's Certificate
                                  99.20        Distribution Date Statment
Series 1998-08B                   99.21        Servicer's Certificate
                                  99.22        Distribution Date Statment
Series 1998-09                    99.23        Servicer's Certificate
                                  99.24        Distribution Date Statment
Series 1998-10A                   99.25        Servicer's Certificate
                                  99.26        Distribution Date Statment
Series 1998-10B                   99.27        Servicer's Certificate
                                  99.28        Distribution Date Statment
Series 1998-11A                   99.29        Servicer's Certificate
                                  99.30        Distribution Date Statment
Series 1998-11B                   99.31        Servicer's Certificate
                                  99.32        Distribution Date Statment
Series 1998-11C                   99.33        Servicer's Certificate
                                  99.34        Distribution Date Statment
Series 1998-HE2                   99.35        Servicer's Certificate
                                  99.36        Distribution Date Statment
Series 1998-12A                   99.37        Servicer's Certificate
                                  99.38        Distribution Date Statment
Series 1998-12B                   99.39        Servicer's Certificate
                                  99.40        Distribution Date Statment
Series 1998-12C                   99.41        Servicer's Certificate
                                  99.42        Distribution Date Statment
Series 1998-12D                   99.43        Servicer's Certificate
                                  99.44        Distribution Date Statment
Series 1998-13                    99.45        Servicer's Certificate
                                  99.46        Distribution Date Statment
Series 1998-14                    99.47        Servicer's Certificate
                                  99.48        Distribution Date Statment
Series 1998-15                    99.49        Servicer's Certificate
                                  99.50        Distribution Date Statment
Series 1998-16                    99.51        Servicer's Certificate
                                  99.52        Distribution Date Statment
Series 1998-17                    99.53        Servicer's Certificate
                                  99.54        Distribution Date Statment
Series 1998-18                    99.55        Servicer's Certificate
                                  99.56        Distribution Date Statment
Series 1998-19                    99.57        Servicer's Certificate
                                  99.58        Distribution Date Statment
Series 1998-20                    99.59        Servicer's Certificate
                                  99.60        Distribution Date Statment
Series 1998-21                    99.61        Servicer's Certificate
                                  99.62        Distribution Date Statment
Series 1998-22                    99.63        Servicer's Certificate
                                  99.64        Distribution Date Statment
Series 1998-23                    99.65        Servicer's Certificate
                                  99.66        Distribution Date Statment
Series 1998-24                    99.67        Servicer's Certificate
                                  99.68        Distribution Date Statment

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 GE CAPITAL MORTGAGE SERVICES, INC.

                                 By:  /s/ Tim Neer
                                       ----------------------------
                                 Name:   Tim Neer
                                 Title:  Vice President, Investor Relations

Dated as of :         December 28, 1998

                                 EXHIBIT INDEX

EXHIBIT NO.                                DESCRIPTION
-----------                                -----------
   99.1                          Series 1998-01 Servicer's Certificate
   99.2                          Series 1998-01 Distribution Date Statement
   99.3                          Series 1998-02 Servicer's Certificate
   99.4                          Series 1998-02 Distribution Date Statement
   99.5                          Series 1998-03 Servicer's Certificate
   99.6                          Series 1998-03 Distribution Date Statement
   99.7                          Series 1998-04 Servicer's Certificate
   99.8                          Series 1998-04 Distribution Date Statement
   99.9                          Series 1998-HE1 Servicer's Certificate
   99.10                         Series 1998-HE1 Distribution Date Statement
   99.11                         Series 1998-05 Servicer's Certificate
   99.12                         Series 1998-05 Distribution Date Statement
   99.13                         Series 1998-6A Servicer's Certificate
   99.14                         Series 1998-6A Distribution Date Statement
   99.15                         Series 1998-6B Servicer's Certificate
   99.16                         Series 1998-6B Distribution Date Statement
   99.17                         Series 1998-07 Servicer's Certificate
   99.18                         Series 1998-07 Distribution Date Statement
   99.19                         Series 1998-08A Servicer's Certificate
   99.20                         Series 1998-08A Distribution Date Statement
   99.21                         Series 1998-08B Servicer's Certificate
   99.22                         Series 1998-08B Distribution Date Statement
   99.23                         Series 1998-09 Servicer's Certificate
   99.24                         Series 1998-09 Distribution Date Statement
   99.25                         Series 1998-10A Servicer's Certificate
   99.26                         Series 1998-10A Distribution Date Statement
   99.27                         Series 1998-10B Servicer's Certificate
   99.28                         Series 1998-10B Distribution Date Statement
   99.29                         Series 1998-11A Servicer's Certificate
   99.30                         Series 1998-11A Distribution Date Statement
   99.31                         Series 1998-11B Servicer's Certificate
   99.32                         Series 1998-11B Distribution Date Statement
   99.33                         Series 1998-11C Servicer's Certificate
   99.34                         Series 1998-11C Distribution Date Statement
   99.35                         Series 1998-HE2 Servicer's Certificate
   99.36                         Series 1998-HE2 Distribution Date Statement
   99.37                         Series 1998-12A Servicer's Certificate
   99.38                         Series 1998-12A Distribution Date Statement
   99.39                         Series 1998-12B Servicer's Certificate
   99.40                         Series 1998-12B Distribution Date Statement
   99.41                         Series 1998-12C Servicer's Certificate
   99.42                         Series 1998-12C Distribution Date Statement
   99.43                         Series 1998-12D Servicer's Certificate
   99.44                         Series 1998-12D Distribution Date Statement
   99.45                         Series 1998-13 Servicer's Certificate
   99.46                         Series 1998-13 Distribution Date Statement
   99.47                         Series 1998-14 Servicer's Certificate
   99.48                         Series 1998-14 Distribution Date Statement
   99.49                         Series 1998-15 Servicer's Certificate
   99.50                         Series 1998-15 Distribution Date Statement
   99.51                         Series 1998-16 Servicer's Certificate
   99.52                         Series 1998-16 Distribution Date Statement
   99.53                         Series 1998-17 Servicer's Certificate
   99.54                         Series 1998-17 Distribution Date Statement
   99.55                         Series 1998-18 Servicer's Certificate
   99.56                         Series 1998-18 Distribution Date Statement
   99.57                         Series 1998-19 Servicer's Certificate
   99.58                         Series 1998-19 Distribution Date Statement
   99.59                         Series 1998-20 Servicer's Certificate
   99.60                         Series 1998-20 Distribution Date Statement
   99.61                         Series 1998-21 Servicer's Certificate
   99.62                         Series 1998-21 Distribution Date Statement
   99.63                         Series 1998-22 Servicer's Certificate
   99.64                         Series 1998-22 Distribution Date Statement
   99.65                         Series 1998-23 Servicer's Certificate
   99.66                         Series 1998-23 Distribution Date Statement
   99.67                         Series 1998-24 Servicer's Certificate
   99.68                         Series 1998-24 Distribution Date Statement